

JBT Corporation

Investor Presentation
January 2010


technical support
SERVICE 24/7
maintenance

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 11, 2009 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to leverage recovery and emerging market growth
- Large recurring revenue base provides steady sales stream
- Low capital requirements & efficient working capital utilization
- Strong free cash flow generation funds corporate initiatives
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods	freeze more than 50% of the world's frozen foods	squeeze more than 75% of the world's citrus juices

Del Monte, StarKist, Tyson, "Love 'em!" INGHAM, Délifrance, Citrosuco, Florida's Natural, CUTRALE, Campbell's, ConAgra Foods, Heinz, Nestlé, Moy park, Sadia, Sunkist

load 70% of the world's overnight express packages	board 75% of U.S. passengers

FedEx, UPS, 中国南方航空 CHINA SOUTHERN, Continental, UNITED, BRITISH AIRWAYS, AIR FRANCE KLM, Servisair, DFW

JBT Corporation

Revenue & Operating Profit by Segment
(September 2009 YTD)

Total Revenue

$596M


AeroTech
FoodTech
40%
60%

Total Segment Operating Profit

$51.7M


AeroTech
FoodTech
33%
67%

JBT Corporation

FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Freezing & Chilling		Poultry & Meat Seafood Fruit & Vegetables Baking Products
Protein Processing		Poultry & Meat Seafood
In-Container Processing		Shelf-Stable Products Formulated Milks Beverages
Fruit Processing		Juices Beverages
		Tomato Paste Tomato Sauces

Customers

Keystone Foods, Nestlé, Jamba Juice, ConAgra Foods, Délifrance, Moy park, Tyson, OSI, Ingham, Sanderson Farms, Sadia, Wayne Farms, Campbell's, StarKist, Heinz, Del Monte, Southern Gardens, Sunkist, Cutrale, 中粮 COFCO, Morning Star, CitrOvita, Rio Bravo Tomato, Florida's Natural

JBT Corporation

AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Ground Support		Container loading Cargo transporting Baggage loading Push back/Towing Aircraft Deicing	FedEx AMR groundforce – We handle, you fly. 中国南方航空 CHINA SOUTHERN BRITISH AIRWAYS Menzies Aviation
Gate Equipment		Passenger boarding Air and power supply	AIR CHINA 中国国际航空公司 AIR FRANCE KLM TCR
Military Equipment		Container and palletized cargo loading	Continental Southwest Airlines Air Mobility Command
Airport Services		Maintaining and monitoring facilities and equipment	UNITED DFW UPS Las Vegas McCarran International Airport, Clark County, Nevada Department of Defense, United States of America LAX Los Angeles World Airports
Automated Systems		Automated Guided Vehicle Systems for material handling	

JBT Corporation

Global Footprint



Canada
2%
U.S.A
47%
Europe
26%
Mid. East
3%
Asia Pacific
11%
Africa
3%
Latin America
8%
JBT Personnel Locations
Production Facilities
% of 2008 Revenue

More than 50% of 2008 revenue was derived from outside the United States

JBT Corporation

Large Recurring Revenue Base



Revenue ($MM)
$823
$844
$978
$1,028
$596
34%
35%
34%
36%
45%
2005
2006
2007
2008
Q3 YTD 2009
Recurring Revenue ($MM)
Total Revenue ($MM)

Q3 2009 YTD Recurring Revenue Comprised 45% of Total Revenue

Note: Recurring revenue includes aftermarket parts and services, equipment leases, and airport services

JBT Corporation

Largely Variable Cost Structure


EBIT ($MM)
$42.3
$50.4
$61.1
$70.3
$40.2
2005
2006
2007
2008
Q3 YTD 2009


Margin
Gross Margin
EBIT Margin
24.1%
25.3%
24.3%
24.5%
26.8%
5.1%
6.0%
6.2%
6.8%
6.7%
2005
2006
2007
2008
Q3 YTD 2009

Q3 YTD gross margin expanded 270 bps despite a 25% revenue decline

JBT Corporation

Low Capital Requirements & Efficient Working Capital Utilization

Capital Expenditures



$21.6
$22.7
$23.0
$22.9
$14.5
2005
2006
2007
2008
Q3 YTD 2009

Working Capital as % of Sales



Selected Industrials Mean
JBT
16.3%
17.8%
6.2%
8.0%
2005
2006
2007
2008
Q3 YTD 2009

Capital spending has averaged 2% of sales

Notes: 1) Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)
2) A Reconciliation to the GAAP measure for working capital is provided in Appendix III
3) The companies included in the selected industrials sample is provided in Appendix V

JBT Corporation

Strong Free Cash Flow Generation

- Generated average of $50M in annual adjusted free cash flow from '05-'08
  - $13M generated as of Q3 2009, net of $15M in US pension contributions and $7M for bolt-on acquisition
- Use of cash:
  - Growth initiatives
  - Quarterly dividend payment
  - Debt repayment

Note: A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

JBT Corporation

Growth Strategies

- Extend technology leadership
- Leverage large installed base
- Capture international growth, especially Asia
- Execute bolt-on acquisitions
- Capitalize on secular growth trends
  - Outsourcing
  - Environmental

JBT Corporation

Expanding Capabilities through Innovations & Acquisitions



2008 Acquisition
Horizontal Slicer

2009 Innovation
Ultra V™ Coating Line



2009 Acquisition
Revoband Continuous Cooker


Oven
Fryer
Coater
3D Portioner

2008 Innovation
5 Star Home Style™ Breader

2008 Innovation
DSI Q-LINK™ Portioning Software

Protein Processing Product Line

JBT Corporation

Innovations Augment Freezing Solutions


2008 Innovation
GYRoCOMPACT® M10
Twinstack Freezer
2008 Innovation
FLoFREEZE® A
Freezer
2008 Innovation
Sequential Defrost
Technology

Freezing & Chilling

JBT Corporation

JBT AeroTech Innovations Address Environmental Trends



Pre-Conditioned Air Unit



Commander 15i Electric Loader



B400e Electric Pushback Tractor


Existing Products
Additional Offerings


JETPOWER

400Hz Ground Power Unit



RampSnake Electric Bulk Loader



Diesel to Electric Power Conversion

JBT Corporation

Airport Services – Continue to Capitalize on Secular Growth Trend of Outsourcing



Projected Outsourced US Maintenance Spend ($M)
$500
$450
$400
$350
$300
$250
$200
2008
2009
2010
2011
2012
2013
2014
$250
$450
$400
$350
High
Baseline
Low
25%
% Outsourced
50%

Notes: 1) Estimated airport services market size based on The Boyd Group enplanement traffic projections for 2009-2014 and internal estimates for an increase in the percentage of outsourced maintenance.

2) Airport Services includes maintenance of passenger boarding equipment, baggage handling systems, terminals, and ground support equipment.

JBT Corporation

Investment Highlights

- Market leader with blue chip customer base
- Global footprint well positioned to leverage recovery and emerging market growth
- Large recurring revenue base provides steady sales stream
- Low capital requirements & efficient working capital utilization
- Strong free cash flow funds corporate initiatives
- Strong balance sheet and liquidity positions




technical support
SERVICE
24/7
maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View



Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation



Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

JBT Corporation

Convenience and ***Choice*** Drive Demand in Developed Markets



U.S. Poultrv Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2008
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 4.3% CAGR

Further Process = 5.8% CAGR





JBT Corporation

Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
Sub-Saharan Africa
China
India
L. America
Eastern Europe
USA
Japan
W. Europe
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

		Ground Support Equipment						Gate Equipment			Airport Services	Other Equipment		
		Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Luggage Tractors	Belt Loaders	Lav Service
	JBT	•	•	•	•	•	•	•	•	•	•			
Competitors	A	•		•	•	•			•	•		•	•	•
	B	•		•	•				•	•		•	•	•
	C			•	•		•					•	•	•
	D			•					•	•		•	•	
	E			•										
	F			•										
	G	•		•										
	H		•											
	I		•											•
	J		•											
	K	•			•	•								
	L	•				•						•		
	M						•							
	N							•			•			
	O							•						
	P								•					
	Q								•	•				
	R										•			
	S										•			
	T										•			

JBT Corporation

JBT AeroTech – Customers

2008 Sales of new equipment & technical services



Automated Guided Vehicles 8%
Other 1%
Airport Authorities 32%
Defense 13%
Ground Handlers 18%
Air Freight 7%
US Airlines 9%
Intl. Airlines 12%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1987 to 2007
Forecast Market Growth Rates: 2008 to 2028
3.1%
3.1%
5.0%
4.9%
5.6%
5.4%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2009-2028

Business Seasonality

% of Annual Segment EBIT



FoodTech
AeroTech
Q1
Q2
Q3
Q4
Historical Avg. '05-07
2008 Actual

JBT Corporation


SERVICE
maintenance

Financials

Strong Free Cash Flow Generation

$MM	2005	2006	2007	2008	2009 Q3 YTD
Net Income from Continuing Operations	$26.4	$34.8	$40.1	$44.1	$22.2
+ Depreciation & Amortization	22.2	23.2	25.1	25.5	16.5
- Capital Expenditures	(21.6)	(22.7)	(23.0)	(22.9)	(14.5)
- Acquisitions	-	-	-	(4.5)	(6.7)
+/- Change in Operating Assets & Liabilities	(1.3)	28.6	(42.3)	(6.9)	(12.9)
+/- Other	13.7	12.8	19.2	20.5	8.6
+/- Discontinued Operations	5.5	(0.7)	2.5	0.7	-
Adjusted Free Cash Flow	**$44.9**	**$76.0**	**$21.6**	**$56.5**	**$13.2**

Notes: 1) 'Other' contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts
2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

JBT Corporation

Attractive Return on Investment



12.5%
17.3%
19.8%
24.0%
19.5%
2005
2006
2007
2008
2009Q3

Notes: 1) Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt.

2) 2009Q3 ROI was calculated with annualized Q3 net income from continuing operations

JBT Corporation

Debt Structure & Liquidity

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $70M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 125bps
  - $50M swapped to a fixed 4.9% rate

Liquidity

	$M
Cash and Cash Equivalents	$13
Available Capacity	$126
Total Liquidity	$139

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	9.2x	>3.5x
Total Debt/EBITDA(TTM)	1.8x	<3.0x

Notes: 1) Based on September 2009 actual results.
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements.

JBT Corporation

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008
Net income (GAAP measure)	$ 24.5	$ 34.6	$ 36.4	$ 44.2
add-back: (income)/loss from discontinued operations, net of taxes	1.9	0.2	3.7	(0.1)
add-back: provision for income taxes on operating income	16.0	16.0	21.5	22.4
less: interest (income)/expense, net	(0.1)	(0.4)	(0.5)	3.8
EBIT (non-GAAP measure)	$ 42.3	$ 50.4	$ 61.1	$ 70.3
add-back: depreciation expense	17.5	18.8	19.8	20.5
add-back: amortization expense	4.7	4.4	5.3	5.0
EBITDA (non-GAAP measure)	$ 64.5	$ 73.6	$ 86.2	$ 95.8

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	2007 Q3 YTD	2008 Q3 YTD	2009 Q3 YTD
Net income (GAAP measure)	$ 23.7	$ 34.1	$ 22.1
less: income/(loss) from discontinued operations, net of taxes	1.7	(0.3)	0.1
add-back: provision for income taxes on operating income	13.1	18.2	11.4
less: interest (income)/expense, net	(0.2)	1.2	6.6
Adjusted EBIT (non-GAAP measure)	$ 38.3	$ 53.2	$ 40.2

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	2009 Q3 YTD
Current assets	$ 293.9	$ 313.4	$ 369.8	$ 357.0	$316.1
Current liabilities	240.4	279.2	306.2	264.4	240.6
Working capital (GAAP measure)	$ 53.5	$ 34.2	$ 63.6	$ 92.6	$ 75.5
less: cash and cash equivalents	(2.7)	(10.3)	(9.5)	(43.6)	(12.7)
less: short-term investments	0.0	0.0	0.0	0.0	0.0
plus: short-term debt and current portion of long-term debt	0.1	0.2	1.1	0.6	0.5
Adjusted working capital (non-GAAP measure)	$ 50.9	$ 24.1	$ 55.2	$ 49.6	$ 63.3
Revenue	$ 823.3	$ 844.3	$ 978.0	$ 1,028.1	$793.9[1]
Adjusted working capital as a percentage of revenue	6.2%	2.9%	5.6%	4.8%	8.0%

Note: 1) Annualized Q3 YTD 2009 Revenue

JBT Corporation

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	2009 Q3 YTD
Cash provided by operating activities (GAAP measure)	$ 59.6	$ 96.0	$ 33.7	$ 81.8	$ 33.2
less: capital expenditures & acquisitions	(21.6)	(22.7)	(23.0)	(27.4)	(21.2)
Free cash flow	$ 38.0	$ 73.3	$ 10.7	$ 54.4	$ 12.0
plus: net cash provided (required) by investing activities of discontinued operations	(0.1)	(0.4)	7.8	0.7	0.0
plus: proceeds from disposal of assets	7.0	3.1	3.1	2.1	1.2
less: purchase of stock held in treasury	0.0	0.0	0.0	(0.7)	0.0
Adjusted free cash flow (non-GAAP measure)	$ 44.9	$ 76.0	$ 21.6	$ 56.5	$ 13.2

JBT Corporation

Appendix V

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company